United States
Securities and Exchange Commission
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 6, 2010

SHUFFLE MASTER, INC.
(Exact name of registrant as specified in its charter)

Minnesota (State or Other Jurisdiction of Incorporation or Organization)	0-20820 (Commission File Number)	41-1448495 (IRS Employer Identification No.)

1106 Palms Airport Drive Las Vegas, Nevada (Address of Principal Executive Offices)	89119-3720 (Zip Code)
Registrant’s telephone number, including area code: (702) 897-7150

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Shuffle Master, Inc. (NASDAQ National Market: SHFL) (either the “Company,” “we” or “our”) is filing this Current Report on Form 8-K to provide retrospective application to our historical annual financial statements that were previously included in our Annual Report on Form 10-K for the year ended December 31, 2009 (“2009 Form 10-K”). These financial statements have been revised for the adoption of Financial Accounting Standards Board (FASB) Accounting Standards Codification (“ASC”) Topic 470-20, Debt with Conversion and Other Options, which affects our $150,000,000 of contingent convertible senior notes due 2024 (the “Notes”).

ASC Topic 470-20 requires issuers of certain convertible debt instruments that may be settled wholly or partially in cash on conversion or settlement to separately account for the liability (debt) and equity (conversion option) components of the instrument in a manner that reflects the issuer’s nonconvertible debt borrowing rate. We adopted the authoritative guidance as of November 1, 2009 and ASC Topic 470-20 requires retrospective application to all periods presented.

The following Items of our 2009 Form 10-K are being adjusted retrospectively to reflect the adoption of the accounting pronouncements described above (which Items as adjusted are attached as Exhibits hereto and hereby incorporated by reference herein):

Item 6 — Selected Financial Data
Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations
Item 8 — Financial Statements and Supplementary Data

The historical annual financial information reflecting the retrospective application of ASC Topic 470-20 included in the Exhibits attached to this Current Report on Form 8-K supersedes in its entirety the historical financial information contained in those sections of our 2009 Form 10-K. No Items of our 2009 Form 10-K other than those identified above are being revised by this filing. The information in this Form 8-K does not reflect any event or development occurring after January 14, 2010, the date on which we filed our 2009 Form 10-K. Except as described above, we have not modified or updated any disclosures in our 2009 Form 10-K. Without limitation of the foregoing, this filing does not purport to update the Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in our 2009 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management. For a discussion of events and developments subsequent to the filing of the 2009 Form 10-K, please refer to our Securities and Exchange Commission filings since that date. In our Quarterly Report on Form 10-Q for the period ended April 30, 2010, we adjusted the unaudited condensed consolidated financial statements for the quarter ended January 31, 2009 and for three and six months ended April 30, 2009, to reflect the retrospective application of ASC Topic 470-20. Furthermore, in our Quarterly Report on Form 10-Q for the period ended July 31, 2010, we adjusted the unaudited condensed consolidated financial statements for the nine months ended July 31, 2009. This Current Report on Form 8-K should be read in conjunction with our 2009 Form 10-K and such Quarterly Reports on Form 10-Q and other filings.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits
23.1	Consent of Deloitte & Touche LLP.
99.1	Selected Financial Data (adjusted to reflect the retrospective application of ASC 470-20).
99.2	Management's Discussion and Analysis of Financial Condition and Results of Operations (adjusted to reflect the retrospective application of ASC 470-20).
99.3	Financial Statements and Supplementary Data (adjusted to reflect the retrospective application of ASC 470-20).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHUFFLE MASTER, INC.
(Registrant)

Date: December 7, 2010

/s/ LINSTER W. FOX
Linster W. Fox
Chief Financial Officer